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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 13, 2000
                        (Date of earliest event reported)


                                Hawk Corporation
             (Exact Name or Registrant as specified in its charter)


           Delaware                  001-13797                  34-1608156
           --------                  ---------                  ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)


             200 Public Square, Suite 30-5000, Cleveland, Ohio 44114
             -------------------------------------------------------
               (Address of Principle Executive Offices) (Zip Code)

                                 (216) 861-3553
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         On November 13, 2000, Hawk Corporation ("Hawk") entered into a First Amendment to Rights Agreement (the "Amendment") which amended the Rights Agreement dated, as of January 16, 1998, between Hawk and Continental Stock Transfer & Trust Company ("Continental"), as Rights Agent ("Rights Agreement"). Pursuant to the Amendment, effective December 13, 2000, Hawk replaced Continental as the Rights Agent under the Rights Agreement and appointed National City Bank of Cleveland, Ohio as the successor Rights Agent under the Rights Agreement. The Amendment is attached to this Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)    EXHIBIT

                4.1     First Amendment to Rights Agreement, dated
                        November 13, 2000, by and between Hawk Corporation and National City Bank, as successor Rights Agent.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    December 21, 2000                        HAWK CORPORATION



                                                  By: /s/ Thomas A. Gilbride
                                                     -------------------------
                                                      Thomas A. Gilbride
                                                      Vice President - Finance




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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

4.1 First Amendment to Rights Agreement, dated November 13, 2000, by and between Hawk Corporation and National City Bank, as successor Rights Agent.



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